                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                           CASINO DATA SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                           [CASINO DATA SYSTEMS LOGO]

                              3300 Birtcher Drive
                            Las Vegas, Nevada 89118

                         SUPPLEMENT TO PROXY STATEMENT
                                      FOR
                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                 JUNE 6, 2000*

     This document (the "Supplement") is intended to supplement the Proxy statement (the "Proxy Statement") previously furnished by Casino Data Systems (the "Company") for use at the Annual Meeting of Stockholders of the Company. THE DATE FOR THE ANNUAL MEETING HAS BEEN CHANGED FROM MAY 25, 2000 TO JUNE 6, 2000; THE MEETING WILL BE HELD AT 11:00 A.M. LOCAL TIME ON JUNE 6, 2000 AT THE OFFICES OF THE COMPANY LOCATED AT 3300 BIRTCHER DRIVE, LAS VEGAS, NEVADA 89118.

     THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH BOTH THE PROXY STATEMENT AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS WHICH WERE MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 25, 2000.

     On May 1, 2000, the Board of Directors of the Company increased the number of directors serving on the Board from five to six and appointed Michael D. Rumbolz to occupy the additional position. In accordance with the Company's Bylaws, Mr. Rumbolz has been appointed to serve in the class of directors whose term expires at the 2000 Annual Meeting of Stockholders. Accordingly, management proposes that Mr. Rumbolz be re-elected to the Board of Directors at the Annual Meeting to be held on June 6, 2000. This Supplement is intended to provide the Company's stockholders with information relevant to the proposed re-election of Mr. Rumbolz to the Board of Directors.

     Michael D. Rumbolz is currently Chairman of the Board of Directors of Employers Insurance Company of Nevada ("EICON"), a position he has held since January 2000. EICON is a mutual insurance company with over $2 Billion in assets and provides workers compensation insurance coverage to Nevada employers. From 1995 to early 2000, Mr. Rumbolz held the positions of President and Chief Executive Officer of Anchor Gaming, a diversified gaming company.

     Prior to joining Anchor, Mr. Rumbolz was Director of Corporate Development for Circus Circus Enterprises, Inc. In December 1993, Mr. Rumbolz was asked to take a leave of absence from Circus Circus to become the first President and Managing Director of Windsor Casino Limited, a consortium company owned by Hilton Hotel Corporation, Circus Circus Enterprises, Inc. and Caesars World.

     Mr. Rumbolz was appointed Chief Deputy Attorney General for Nevada in 1983. In 1985, he was appointed by the governor of Nevada to the Nevada State Gaming Control Board as the member in charge of Enforcement and Special Investigations Divisions. He then served as Chairman of the Nevada Gaming Control Board and Executive Director for the agency from June 1987 through December of 1988.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR OF THE REELECTION OF MR. RUMBOLZ TO THE BOARD OF DIRECTORS.

     Enclosed with this Supplement is a revised proxy card (a BLUE card) which identifies Mr. Rumbolz as a nominee for re-election to the Company's Board of Directors. PLEASE COMPLETE, EXECUTE AND MAIL THE REVISED (BLUE) PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE, EVEN IF YOU INTEND TO ATTEND THE ANNUAL MEETING. BY RETURNING THE ENCLOSED REVISED (BLUE) PROXY CARD, YOU WILL EFFECTIVELY REVOKE ANY PREVIOUSLY SUBMITTED (WHITE) PROXY CARD DELIVERED BY YOU TO THE COMPANY IN CONNECTION WITH THE ANNUAL MEETING.

                                            By Order of the Board of Directors

                                            CASINO DATA SYSTEMS

                                            /s/ Steven A. Weiss
                                            Chairman of the Board of Directors

-------------------------
* Please note that the date for the Annual Meeting of Stockholders has been changed from May 25, 2000 to June 6, 2000.

                                                 [CASINO DATA SYSTEMS (TM) LOGO]








CASINO DATA SYSTEMS
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 6, 2000                    PROXY
--------------------------------------------------------------------------------
    The undersigned, a stockholder of Casino Data Systems (the "Company"), hereby appoints Steven A. Weiss and Bruce W. Benson, and each of them as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of the Stockholders of Casino Data Systems to be held at the corporate offices of the Company located at 3300 Birtcher Drive, Las
Vegas, Nevada, on Tuesday, June 6, 2000 at 11:00 a.m., and any adjournments or postponements thereof, upon matters set forth below, with all the powers which the undersigned would possess if personally present:

    The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement and the Supplement to the Proxy Statement relating to the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

It will be voted on the matters set forth on the reverse side of this form as directed by the stockholder, but if no direction is made in the space provided, it will be voted FOR the election of all nominees to the Board of Directors.

          (Continued, and TO BE DATED AND SIGNED on the reverse side)

                            \/ Please detach here \/

 _ _                                                                                                                           _ _
|                                                                                                                                 |
| 1. Election of Directors:     01 HOWARD W. YENKE       02 PHIL E. BRYAN    [ ]  FOR ALL NOMINEES       [ ]  WITHHOLD AUTHORITY  |
                               03 MICHAEL D. RUMBOLZ                             (except as marked           to vote for all
                                                                                 to the contrary below)      nominees listed below
Nominees for directorships with a two-year term.
                                                                                 _________________________
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED TO THE RIGHT.)                   _________________________

2. Upon such other business as may properly come before the meeting and any adjournments or postponements thereof.





ADDRESS CHANGE?  MARK BOX AND INDICATE CHANGES BELOW:  [ ]


                                                                                 Date:__________ , 2000
                                                                                 _________________________

                                                                                 _________________________

                                                                                (Stockholder must sign exactly as the name appears
                                                                                at left. When signed as a corporate officer,
                                                                                executor, administrator, trustee, guardian, etc.,
                                                                                please give full title as such. Both joint tenants
                                                                                must sign.)






|                                                                                                                                 |
|_ _                                                                                                                           _ _|